Exhibit 77Q3

                                    EXHIBITS

(a)(1) Form of Certificate of the Amendment to the Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A filed on September 23, 2002.